EQ ADVISORS TRUSTSM

EQ/Lazard Emerging Markets Equity Portfolio

SUPPLEMENT DATED MAY 2, 2023, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2023

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2023, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

Effective immediately, John R. Reinsberg of Lazard Asset Management LLC no longer serves as a member of the team that is responsible for the securities selection, research and trading for the EQ/Lazard Emerging Markets Equity Portfolio. All references to John R. Reinsberg in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.